             CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH
                     THE SECURITIES AND EXCHANGE COMMISSION.
                         ASTERISKS DENOTE SUCH OMISSIONS

                                                                    EXHIBIT 10.8



                                LETTER OF CONSENT


                  The parties hereto have today agreed upon the following:

1.       PARTIES

                  TIMERx TECHNOLOGIES
                  2981 Route 22
                  Patterson
                  New York, 12563-9970
                  U.S.A.

         in the following TIMERx and

                  LEIRAS OY
                  Pansiontie 45-47
                  FIN-20210 Turku
                  Finland

         in the following Leiras.

1.       BACKGROUND

         Leiras and TIMERx (formerly Edward Mendell Co., Inc.) are parties to an agreement dated July 27th, 1992 (in the following Agreement) and a Letter of Agreement signed concurrently with this Letter of Consent, concerning, in particular, Leiras' Cystrin (Oxybutynin) product and the TIMERx Controlled Release System, and the utilization of a combination or combinations thereof and/or of developments thereof. Leiras and TIMERx have cooperated in the development and formulation of the Oxybutynin-TIMERx product, which programme is now in its final stages. TIMERx has completed its portion of the Development Programme, and any further development will be conducted by Leiras.

2.       CONSENT TO DISCLOSURES

         In connection with the commercial utilization of Cystrin (Oxybutynin) worldwide, Leiras may wish to assign and transfer the product rights pertaining thereto, inclusive of the TIMERx element and any developments as foreseen or contemplated in the Agreement, in various manners and in various territories. Prior to such potential assignments and transfers, Leiras may have to disclose relevant and proprietary information needed by the potential assignee/transferee for evaluation purposes. Such disclosure may also comprise TIMERx elements and, as the case may be, key portions of the Agreement. TIMERx hereby gives its approval to such disclosures on the condition that the potential assignee/transferee enters into a confidentiality agreement basically in the form of Appendix A attached as a specimen hereto.

3.       CONSENT TO ASSIGNMENTS AND TRANSFERS

         Should Leiras agree with a potential assignee/transfer on the assignment and transfer of the above-mentioned product rights as foreseen as a possibility above, such assignment and transfer shall take place on the terms and conditions of an agreement basically in the form of Appendix B attached as a specimen hereto. TIMERx's approval to such assignment(s) and transfer(s) on such terms and conditions, shall not be unreasonably withheld unless such assignment and transfer would be seriously detrimental to the interests of TIMERx from an objective point of view, taking also into consideration Leiras' interest in such an assignment and transfer. TIMERx's approval may be withdrawn in the thirty (30) day period following the receipt from Leiras of written notification of the identity of the potential assignee/transferee.

             CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH
                     THE SECURITIES AND EXCHANGE COMMISSION.
                        ASTERISKS DENOTE SUCH OMISSIONS.


         Notwithstanding anything to the contrary, TIMERx does not grant its approval to any disclosures, assignments, transfers or attempted assignments or transfers of product rights by Leiras to any of the following: *********************************** their respective subsidiaries and affiliated companies.

4.       CONSIDERATION

         In consideration of TIMERx' consent to a materialized assignment and transfer as set out above, TIMERx shall be entitled to a royalty of *************** on the net sales of the Product by the assignee/transferee.

5.       OBLIGATION TO SUPPLY

         a. Except as provided herein, and in particular with respect to the cost of TIMERx set forth in Paragraph 5(b) below, in connection with an assignment/transfer of the product rights as contemplated herein, TIMERx undertakes and agrees to supply each assignee/transferee with TIMERx (or improvements) as set out in the Agreement, mutatis mutandis, on terms and conditions equal to those regarding supplies to Leiras unless otherwise agreed between TIMERx and each assignee/transferee.

         b. The price to be charged by TIMERx to the assignee/transferee in fulfillment of the assignee/transferee's requirements shall be *********** per kilogram, subject to increase no more often than once a year, *************************************** All other TIMERx supply conditions shall remain in force, ************************* sales of TIMERx will be

                  F.O.B. Patterson, N.Y. (INCOTERMS 1990). Leiras' purchases of TIMERx in fulfillment of its own requirements shall be under the terms of the Agreement.

6.       INFORMATION

         Leiras agrees to inform TIMERx about the enterprises with which Leiras conducts negotiations concerning possible product sales or transfers as contemplated herein, at or about at such time as when Leiras is ready to present the Appendix B Agreement to a possible assignee/transferee. TIMERx in turn agrees to inform Leiras about enterprises with which TIMERx conduct negotiations concerning other Oxybutynin product development projects or similar prior to entering into a definite agreement.

7.       VALIDITY

         This Letter of Consent enters into force immediately. The validity period of this Letter of Consent shall not expire before the Agreement (as amended as the case may be) has expired.

8.       CHOICE OF LAW

         In congruence with the corresponding Clause 12 of the Agreement, this Letter of Consent shall also be governed by and interpreted in accordance with English law. Any dispute concerning the interpretation or application of this Letter of Consent shall be referred for settlement to the Arbitration Institute of the Stockholm Chamber of Commerce pursuant to the regulations in force. The question of payment of such expenses arising out of the arbitral proceedings as may be incurred by the Arbitration and the parties concerned shall likewise be referred to the Institute for settlement. The arbitration language shall be English.

         IN WITNESS WHEREOF this Letter of Agreement has been signed and issued in duplicate on this 26th day of May, 1995.

         Date: 5/26/95                       Place: Patterson, NY
              --------------------------           -----------------------------

         TIMERx

         By: /s/ John V. Talley, Jr.         By:  /s/ John V. Talley, Jr.
             ---------------------------         -------------------------------



         Date: June 6, 1995                  Place: Turko, Finland
              --------------------------           -----------------------------

         LEIRAS OY

         By: /s/ Timo Lappalainer            By: /s/ Mahi Urho
             ---------------------------         -------------------------------

                               LETTER OF AGREEMENT


                  The parties hereto have today agreed upon the following:


1.       PARTIES

                  TIMERx TECHNOLOGIES
                  2981 Route 22
                  Patterson
                  New York, 12563-9970
                  U.S.A.

         in the following TIMERx and

                  LEIRAS OY
                  Pansiontie 45-47
                  FIN-20210 Turku
                  Finland

         in the following Leiras.



1.       BACKGROUND

         Leiras and TIMERx (formerly Edward Mendell Co., Inc.) are parties to an agreement dated July 27th, 1992 (in the following Agreement) concerning, in particular, Leiras' Cystrin (Oxybutynin) product and the TIMERx Controlled Release System, and the utilization of a combination or combinations thereof and/or of developments thereof. Both parties have subsequently filed patent applications as described below, with relevance as regards their co-operation under the Agreement. For the avoidance of doubt and in order to clarify the situation, the parties have agreed to treat the patents/patent applications in question in the manner set out herein.

             CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH
                     THE SECURITIES AND EXCHANGE COMMISSION.
                        ASTERISKS DENOTE SUCH OMISSIONS.


2.       PATENTS/PATENT APPLICATIONS

         TIMERx has filed a US patent application on March 4, 1994, which application has been approved on March 21, 1995 under patent registration number 5,399,359 (the TIMERx Patent). TIMERx has also filed International (PCT) Patent Application No. ***********, on March 18, 1994. The TIMERx Patent, patent applications, and all improvements and enhancements thereon, are and shall remain the property of TIMERx, worldwide.

         Leiras has filed a worldwide patent application on October 24, 1994, which application is still pending at the date hereof under the patent application number(s) ********************************** (U.S.A.), and
         ******************************** (collectively, the Leiras Patent). The
         Leiras Patent is and shall remain the property of Leiras, worldwide.

3.       LICENCE

         TIMERx hereby grants to Leiras a ****************************** licence to the TIMERx Patent, including also any further registrations thereof anywhere, together with all patent applications, and all improvements and enhancements thereon, to utilize in connection with the field of use set forth in the Agreement, and subject to the same terms and conditions of the Agreement, except as expressly set forth herein, or as set forth in the Letter of Consent.

4.       TRANSFER BY LEIRAS OF PRODUCT RIGHTS

         In accordance with the Letter of Consent signed concurrently with this Letter of Agreement, Leiras may wish to transfer the product rights set out in the Agreement to TIMERx in such areas of the world

             CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH
                     THE SECURITIES AND EXCHANGE COMMISSION.
                        ASTERISKS DENOTE SUCH OMISSIONS.


         ************************************************************** to
         TIMERx in a specific area, ******************************************
         therewith for the utilization thereof in such specified area. A transfer of product rights by Leiras to an assignee/licensee for a particular Territory shall include a provision that the assignee/licensee agrees to buy TIMERx for the manufacture, sale or use of the Oxybutynin-TIMERx product in the Territory directly from TIMERx Technologies.

5.       ROYALTY

         a. In consideration of the licence by TIMERx to Leiras as set out above, TIMERx shall be entitled to a royalty *************************************** on the U.S. net sales
                  (as defined in Appendix A) of the product in the question for the term of the Agreement as extended by the term of the TIMERx Patent, which the parties anticipate will end March 4, 2014.

         b. The royalty payable for net sales (as defined in Appendix A) ********************* After the expiration of the patents mentioned in Appendix A of the Agreement, which the parties anticipate will be September 19, 2009, and provided that TIMERx acquires equivalent patent rights for the TIMERx Patent in the appropriate European nations, the royalty payable to TIMERx for net sales outside *******************************
                  for the life of such patents, which the parties anticipate will end March 4, 2014.

         c. The royalty scheme set out above shall remain unchanged. Without affecting the rights of TIMERx to maintain and develop its intellectual property and product/patent assortment, Leiras shall have an automatic licence in accordance with the Agreement, under any and all subsequent TIMERx Technologies patents insofar as the substance Oxybutynin in combination with the TIMERx excipient is concerned.

6.       INFRINGEMENTS

         The parties agree in accordance with Paragraph 7 of the Agreement, that any expenses that result from any infringements against the above-mentioned TIMERx Patent and the Leiras Patent shall be defrayed by TIMERx with respect to the TIMERx Patent and by Leiras with respect to the Leiras Patent.

7.       VALIDITY

         This Letter of Agreement enters into force immediately and shall remain valid until the term of the Agreement as extended by the term of the TIMERx Patent, which the parties anticipate will end March 4, 2014. The right of Leiras to utilize the rights granted hereunder shall not be affected by the expiration of this Letter, and any rights and licenses granted hereunder shall become non-exclusive and royalty-free. Leiras shall not be under any obligation to return any material etc. or to cease using any rights for the reason of the expiration of the validity period mentioned.

8.       CHOICE OF LAW

         In congruence with the corresponding Clause 12 of the Agreement, this Letter of Agreement shall also be governed by and interpreted in accordance with english law. Any dispute concerning the interpretation or application of this Letter of Agreement shall be referred for settlement to the Arbitration Institute of the Stockholm Chamber of Commerce pursuant to the regulations in force. The question of payment of such expenses arising out of the arbitral proceedings as may be incurred by the Arbitration and the parties concerned shall likewise be referred to the Institute for settlement. The arbitration language shall be English.

         IN WITNESS WHEREOF this Letter of Agreement has been signed and issued in duplicate on this 26th day of May, 1995.

         Date: 5/26/95                       Place: Patterson, NY
              --------------------------           -----------------------------

         TIMERx

         By: /s/ John V. Talley, Jr.         By:  /s/ John V. Talley, Jr.
             ---------------------------         -------------------------------



         Date: June 6, 1995                  Place: Turko, Finland
              --------------------------           -----------------------------

         LEIRAS OY

         By: /s/ Timo Lappalainer            By: /s/ Mahi Urho
             ---------------------------         -------------------------------

                                   APPENDIX A
                            CONFIDENTIALITY AGREEMENT


This Agreement is made and entered into this ____ day of ___________ 1995, by and between:

                                    LEIRAS OY
                                Pansiontie 45-47
                                 FIN-20210 Turku
                                     Finland

                 hereinafter referred to as the "DISCLOSER" and




                   hereinafter referred to as the "RECIPIENT".


WHEREAS, the DISCLOSER possesses information, data and experience relating to the pharmaceutical specialties listed in the Annex of this Agreement, hereinafter referred to as the "PRODUCTS";

WHEREAS, such information, data and experience are considered by the DISCLOSER to be secret and confidential and constitute a valuable commercial asset to the DISCLOSER;

WHEREAS, the DISCLOSER is willing, subject to the terms and conditions hereof, to disclose such information, data and experience to the RECIPIENT for the sole purpose of evaluating its interest in a future co-operation with the DISCLOSER regarding the PRODUCTS; NOW, THEREFORE, the parties hereto agree as follows:

1. The term "Confidential Information" as used herein means all information, data and experience of the type referred to above, whether of a documentary, scientific, technical, engineering, operational or economic nature, supplied to or obtained by the RECIPIENT in written form which relate to the PRODUCTS and which are disclosed to the RECIPIENT by the DISCLOSER.

2. In consideration of such disclosure by DISCLOSER the RECIPIENT agrees to not make use of or to disclose Confidential Information to any third party except affiliates, consultants and employees (subject to the provisions of Clause 3 below), unless the DISCLOSER agrees otherwise in writing or unless such information falls within the following exceptions, that is:

         to the extent it can be established by competent proof that:

         A) such Confidential Information was known to the RECIPIENT prior to the disclosure by the DISCLOSER and was not acquired directly or indirectly from the DISCLOSER; or

         B) such Confidential Information is or becomes publicly known through no fault or omission attributable to the RECIPIENT; or

         C) such Confidential Information is rightfully given to the RECIPIENT from sources independent of the DISCLOSER; or

         D) the RECIPIENT develops the Confidential Information independently of any disclosure from the DISCLOSER.

3. The RECIPIENT will divulge this Confidential Information only to such affiliates, consultants and employees who have a need to know of it as a part of the evaluation of the same and they will hold such information in confidence in the same manner as they would hold the RECIPIENT's own proprietary information.

4.       The RECIPIENT will make its evaluation as promptly as possible.

5. If the RECIPIENT has no further interest in the Confidential Information, or should the DISCLOSER so request, the RECIPIENT shall promptly return to the DISCLOSER all documents, regarding the Confidential Information and received from the DISCLOSER.

6. This Agreement contains no direct or implied offer of a license or any other rights to the PRODUCTS to the RECIPIENT and neither party hereto shall be obligated to enter into any further agreement(s).

7. This Agreement shall be governed by and interpreted in accordance with English Law. Any dispute concerning the interpretation or application of this Agreement shall be referred for settlement to the Arbitration Institute of the Stockholm Chamber of Commerce pursuant to the regulations in force. The question of payment of such expenses arising out of the arbitral proceedings, as may be incurred by the Arbitration and the parties concerned, shall likewise be referred to the Institute for settlement. The arbitration language shall be English.

IN WITNESS WHEREOF this Confidentiality Agreement has been signed and issued in duplicate on this ____ day of ___________________________, 1995.

         Date:                               Place:
              --------------------------           -----------------------------

         THE RECIPIENT

         By:                                 By:
             ---------------------------         -------------------------------



         Date:                               Place:
              --------------------------           -----------------------------

         LEIRAS OY

         By:                                 By:
             ---------------------------         -------------------------------

                                   APPENDIX B


                                    AGREEMENT

This Agreement is dated the ___ day of _______________, 199__ and is made between






(hereinafter called [__________________]);


and

                           EDWARD MENDELL CO., INC.
                           2981 Route 22,
                           Patterson
                           New York 12563
                           U.S.A.

(hereinafter called "Mendell");


WHEREAS

A) Leiras Oy, Pansiontie 45-47, 20210 Turku, Finland (hereinafter "Leiras") has developed and is in possession of the medical product CYSTRIN (Oxybutynin), and is the proprietor of valuable knowhow, data, skills and other information in relation thereto and wishes to further develop such technology (hereinafter called "the Technology").

B) Mendell is the owner of TIMERx Controlled Release System and certain patents pertaining thereto (hereinafter called "the Mendell Manufacturing Technology"), all more closely set out in Annex A attached hereto,

C) Leiras and Mendell have cooperated in a "Development Programme" whereby Mendell developed a slow-release tablet/slow-release tablet formulation for Leiras' Cystrin product, adjusting the TIMERx Controlled Release System. Leiras and TIMERx have cooperated in the development and formulation of the Oxybutynin-TIMERx product, which programme is now in its final stages. TIMERx has completed its portion of the Development Programme, and any further development will be conducted by Leiras on terms to be separately agreed between Leiras and _____________________.

D) The parties also wish to enter into arrangements for the manufacture and supply of pharmaceutical products using the Technology on the basis of the terms and conditions set out below.

NOW IT IS HEREBY agreed as follows;

1.       DEFINITIONS

         In this Agreement the following terms have the following meanings:

         1.1      "Oxybutynin"

         means Oxybutynin and its pharmaceutically acceptable salts, enantiomeres and active metabolites.

         1.2      "Mendell Manufacturing Technology"

         means all knowhow, methods, processes, techniques, trade secrets, specifications, technological information and other data relating to the manufacture and use of TIMERx and TIMERx Technology which Mendell has heretofore developed.

         1.3      "Leiras Technology"

         means all information, knowhow and technology pertaining to Leiras Cystrin Technology and the CYSTRIN (Oxybutynin) product and the manufacturing of the said product.

         1.4      "Product Specification"

         means the final product specification for the CYSTRIN slow-release product prepared in the Development Programme in relation to the commercial supply of CYSTRIN slow-release products.

         1.5      "Product"

         means the product referred to in item (C) in the WHEREAS-section of this Agreement.

         1.6      "Territory"

         means _______________________.

         1.7      "TIMERx"

         means the slow-release system developed by Mendell.

References to Clauses and Schedules are to Clauses and Schedules of this Agreement.

             CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH
                     THE SECURITIES AND EXCHANGE COMMISSION.
                        ASTERISKS DENOTE SUCH OMISSIONS.


2.       ROYALTIES

         2.1 In consideration of the licenses and rights granted herein, [_________________] shall pay Mendell a royalty of ***************
         calculated on [_______________________] net ex factory sales prices of the Product.

         2.2 Mendell shall be entitled to verify [____________________'] net sales of the Product by an independent third-party auditor to be appointed and paid by Mendell with the consent of [______________________], which consent shall not be unreasonably withheld.

         2.3 Within sixty (60) days of the end of each [___________] fiscal quarters ending March 31st, June 30th, September 30th and December 31st of each fiscal year commencing with the first fiscal quarter during which the Product has been sold by [__________________], [______________] shall provide Mendell with a true and complete statement accounting for all sales of the Product by [____________________] during such fiscal quarter. Within thirty (30) business days after rendering such statement, [_________________] shall pay Mendell the royalties due thereunder on the basis of this Agreement.

3.       CONFIDENTIALITY

Each party recognizes that they have been and will be granted access to proprietary information of the other in connection with their co-operation as set forth herein.

3.1 The parties hereto undertake during the period of this Agreement and subject to Clause 3.3 without limit in time thereafter:

         3.1.1 to use the confidential information received from the other party (hereinafter called "Confidential Information") solely for the purpose of performing its obligations and using its rights under this Agreement and for no other purpose whatsoever without the prior written consent of the disclosing party.

         3.1.2 to hold the Confidential Information received from the disclosing party in strictest confidence (subject to Clause 3.1.1).

3.2 In the event of one party visiting any of the offices or other premises of the other party, the visiting party undertakes that any of the information which may come to its knowledge as a result of any such visit inclusive of the form, materials and design of the various elements of any plant and machinery which may be seen at such offices or premises as well as the plant as a whole, the method of operation and the various applications thereof shall be Confidential Information for the purpose of this Agreement.

3.3 It is agreed and understood that nothing contained herein shall be considered Confidential Information, if:

         3.3.1 it is and can be shown to be already known to the recipient at the time of disclosure;

         3.3.2 it subsequently becomes lawfully and freely available to the recipient from a third party not under a duty of confidentiality to the disclosing party;

         3.3.3 it is in the public domain or is subsequently disclosed to the public other than through the recipient or any other person to whom the recipient is permitted to disclose the Confidential Information under this Agreement;

         3.3.4 it is required to be disclosed by law or otherwise with mandatory effect.

             CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH
                     THE SECURITIES AND EXCHANGE COMMISSION.
                        ASTERISKS DENOTE SUCH OMISSIONS.


4.       LICENSE OF MENDELL PATENTS, INFORMATION AND TECHNOLOGY; SALES OF TIMERx

4.1 Mendell hereby grants [________________], an exclusive, unlimited but nontransferable right and license throughout the Territory to manufacture, use and sell the Product contemplated herein by utilizing the Mendell Manufacturing Technology including, without limitation, patents and other Mendell information pertaining to TIMERx.

4.2 [_____________________] shall purchase directly from Mendell all of its requirements of TIMERx for the Product's manufacture, use or sale in the Territory and Mendell shall sell [_______________] all of [_________________'] requirements of TIMERx for the said purpose. The price to be charged by TIMERx to [______________________] in fulfillment of [_____________________'s] requirements shall be *****************, subject to increase no more often than once a year, and *******************************************************, whichever is less.

4.3 Mendell hereby warrants that the TIMERx sold or to be sold to [___________________] hereunder will meet, at the time of shipment and receipt by [____________________] thereof, the specifications attached hereto as Annex B and incorporated herein by this reference. Mendell also warrants that (i) it will, at the time of shipment and receipt thereof, have a good and marketable title to the TIMERx sold to [_______________] and (ii) all TIMERx sold hereunder shall, on the date of shipment and receipt, not be adulterated or misbranded within the meaning of the United States Federal Food, Drug and Cosmetic Act, as amended from time to time, and not be an article which may not, under the provisions of Section 404 or 505 of the said act, be introduced into interstate commerce.

4.4      All sales of TIMERx shall be F.O.B. Patterson, New York (INCOTERMS
         1990).

5.       INFRINGEMENT

5.1 Mendell warrants that, to the best of its knowledge, the use by [__________________] of the Mendell Manufacturing Technology in accordance with the terms of this Agreement will not infringe the intellectual property or other proprietary rights of any third party. Mendell shall defend, indemnify and hold [_________________] harmless from and against all claims, actions, liabilities and costs, including, without limitations, reasonable attorneys' fees and expenses, suffered or incurred by [_______________] based upon or arising out of a claim of infringement or contributory infringement of any patent, or the violation of another's trade secret rights, by reason of the practice or use of the Mendell Manufacturing Technology or of TIMERx provided by Mendell to [______________] pursuant to this Agreement.

6.       TERM AND TERMINATION

6.1 This Agreement shall commence with effect from the date hereof and, unless terminated earlier pursuant to Clause 6.2, shall continue until the last effective and enforceable date of any of the patents listed in Annex A, which the parties anticipate will be March 4, 2014.

6.2      If one party (hereinafter called "the Defaulting Party"):

         6.2.1    is in material breach of its obligations under this Agreement;
                  or

         6.2.2 becomes insolvent or enters into liquidation (other than as a party of a scheme for solvent reconstruction or amalgamation) or makes an assignment for the benefit of its creditors generally or has a receiver or administrative receiver appointed of all or any of its assets or if any event analogous to the foregoing shall occur of the Defaulting Party in any jurisdiction where that party is resident or carries on business; or

         6.2.3 is unable by reason of the events and circumstances referred to in Clause 8 to perform its obligations hereunder for a continuous period of six (6) months, the other party may at any time thereafter by notice in writing to the defaulting party require the defaulting party to withdraw from this Agreement provided that, in the case of a breach capable of remedy, the defaulting party shall have sixty (60) days or fourteen (14) days in the case of non-payment of monies from the date of such notice to remedy the breach and, if the breach is remedied within such period, the notice shall not take effect.

7.       CONSEQUENCES OF TERMINATION

         Upon termination by either party of this Agreement the rights and obligations of such party shall cease with effect from the date of termination save for confidentiality obligations and the obligation to pay accrued royalties, all of which shall remain in full force and effect provided that the termination by either party of this Agreement shall be without prejudice to any accrued claims or rights of action that either party may have against the other up to the date of such termination. Following expiration of the full term of this Agreement, the license granted shall become non-exclusive and royalty-free.

8.       FORCE MAJEURE

         If and to the extent that either party is hindered or prevented by circumstances not now foreseeable and not within its reasonable ability to control from performing any of its obligations under this Agreement and promptly so notifies the other party giving particulars of the circumstances in question, then the party so affected shall be relieved of liability to the other for failure to perform such obligations, but shall nevertheless use all reasonable endeavours to resume full performance thereof without avoidable delay.

9.       NOTICES

9.1 Any notice to be given under this Agreement shall be in writing in English and shall be deemed duly given if signed by or on behalf of a duly authorized office of the party giving the notice and if left at or sent by registered or recorded delivery post or by telex, telegram, facsimile transmission or other means of telecommunication in permanent written form to the address of the party set out above or such other address as either party may from time to time notify to the other. Any such notice or other communication shall be deemed to be given:

         9.1.1 at the time when the same is handed to or left at the address of the party to be served;

         9.1.2 by post on the day (not being a Sunday or public holiday) five (5) days following the day of posting; and

         9.1.3 in the case of a telegram, telex or facsimile transmission on the next following day.

9.2 Notices shall be addressed to the parties under their above-mentioned addresses.

9.3 In proving the giving of a notice it shall be sufficient to prove that the notice was left or that the envelope containing the notice was properly addressed and dispatched (as the case may be).

10.      CHOICE OF LAW

         This Agreement shall be governed by and interpreted in accordance with English Law. Any dispute concerning the interpretation or application of this Agreement shall be referred for settlement to the Arbitration Institute of the Stockholm Chamber of Commerce pursuant to the regulations in force. The question of payment of such expenses arising out of the arbitral proceedings, as may be incurred by the Arbitration and the parties concerned, shall likewise be referred to the Institute for settlement. The arbitration language shall be English.

11.      ASSIGNMENT

         This Agreement may not be assigned by either party without the prior written consent of the other. Should Mendell sell all or substantially all of its assets, or should Mendell itself or a major party thereof be sold, transferred, assigned or similar to a third party, [_________________] shall have the right to terminate this Agreement forthwith.

12.      NO IMPLIED WAIVER

         A waiver by either party of any right under this Agreement in any one instance shall not be deemed or construed to be a waiver of such right for any similar instance in the future or of any subsequent breach hereof nor shall it prevent a subsequent enforcement of that right.

13.      SEVERABILITY

         If any provision(s) of this Agreement are or become invalid, or are ruled illegal or are deemed unenforceable under the current applicable law from time to time in effect during the term thereof, it is the intention of the parties that the remainder of this Agreement shall not be affected thereby. It is further the intention of the parties that in lieu of each such provision which is invalid, illegal or unenforceable, there be substituted or added as part of this Agreement a provision which shall be as similar as possible in objectives as intended by the parties.

14.      SOLE UNDERSTANDING

         No representations, warranties, conditions or other statements not contained herein shall be binding on the parties hereto, and no variation of the terms hereof shall be binding on the parties unless made in writing by the authorized representatives of the parties. This Agreement and the documents referred to herein together contain the entire agreement between the parties with respect to its subject matter and supersede and replace all prior agreements written or oral with respect thereto.

15.      PARTNERSHIP

         Nothing in this Agreement shall constitute a partnership between the parties hereto.

16.      HEADINGS

         The headings of Clauses shall not affect their interpretation.

17.      EXECUTION IN COUNTERPARTS

         This Agreement shall be executed in two (2) counterparts both of which shall be considered one and the same agreement and shall become a binding agreement when the two (2) counterparts have been signed by authorized representatives of the parties and delivered to the other party.

IN WITNESS WHEREOF the parties have caused this Agreement to be executed by their duly authorized officers.



[_______________________]                   EDWARD MENDELL CO., INC.

Date:  ____________________                 Date:  _____________________

Place: _____________________                Place: ____________________

By:  ______________________                 By:  _______________________

             CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH
                     THE SECURITIES AND EXCHANGE COMMISSION.
                        ASTERISKS DENOTE SUCH OMISSIONS.



                                     ANNEX A

                       "MENDELL MANUFACTURING TECHNOLOGY"

To the Agreement between LEIRAS OY and EDWARD MENDELL CO., INC. of _____________________, 199_.

LIST OF PATENT AND PATENT APPLICATIONS COVERING TIMERx

1) U.S. Patent No. 4,994,276, entitled "Directly Compressible Slow Release Granulation," issued February 19, 1991.

2) U.S. Patent No. 5,128,143, entitled "Sustained Release Excipient and Tablet Formulation," issued July 7, 1992.

3) U.S. Patent No. 5,135,757, entitled "Compressible Sustained Release Dosage Forms," issued August 4, 1992.

4) European Patent Application, Publication No. 0360562 entitled "Directly Compressible Sustained Release Excipient", filed Sept. 19, 1989, issued July 28, 1993 as Pub. No. 0360562B1.

5)       U.S. Application Serial No. **************************************

6) U.S. Patent Application Serial No. 08/206,416, 08/206,416, filed March 4, 1994, issued as U.S. Patent No. 5,399,359 on March 21, 1995,
         "CONTROLLED RELEASE OXYBUTYNIN FORMULATIONS."

7)       International (PCT) Patent Application No.*************************